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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 1997

                                DATASCOPE CORP.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-6516                   13-2529596
         --------                 ---------------            ----------------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.

     14 Philips Parkway, Montvale, NJ                                07465
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     (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (201) 391-8100

                                 NOT APPLICABLE
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On October 21, 1997, Datascope Corp. issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              99.1  Press Release of Datascope Corp., dated October 21, 1997.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DATASCOPE CORP.

Dated: October 22, 1997              By: /s/ Murray Pitkowsky
                                         ------------------------------
                                         Murray Pitkowsky
                                         Senior Vice President, Chief Financial
                                         Officer, Secretary and Treasurer

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                                 EXHIBIT INDEX

Exhibit No.                                                          Page No.
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99.1  Press Release of Datascope Corp.,
      dated October 21, 1997